     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM N-CSR

     CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-06475
______________________________________________

     Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

     Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

     Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

     Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

Item 1.   Reports to Stockholders.

Strategic Global Income Fund, Inc.
Semiannual Report
May 31, 2010

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 8%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 15, 2010

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2010.

Performance
Over the six months ended May 31, 2010, the Fund declined 0.17% on a net asset value basis, and generated a positive return of 0.93% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the “Lipper Global Income Funds” category, were 3.62% and 0.99% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark (the “Benchmark”)(1), declined 3.98% over the semiannual period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 7.)
Strategic Global Income
Fund, Inc.

Investment goals:
Primarily, high level of current
income; secondarily, capital
appreciation

Portfolio Management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the reporting period.(2)

(1)	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

(2)	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	Strong economic growth in the US continued throughout the period, albeit at a slower pace than in the latter half of 2009, with gross domestic product (“GDP”) increasing 3.0% in the first quarter of the year. Reports indicated that the slowdown in real GDP primarily reflected decelerations in inventory investment and exports, a downturn in residential fixed investment, and a larger decrease in state and local government spending. We feel that market volatility and risk still remain top of mind among investors, but it is generally believed that the recession—considered to be the longest since the Great Depression—has since ended.(3)

Outside of the US, the debt crisis in Greece and the sharp decline of the euro dominated headlines. After much debate, the European Union (EU) and International Monetary Fund (IMF) announced a $955 billion bailout plan to aid Greece and other Eurozone countries that were experiencing severe financial hardships.

In Asia, Japan posted its fourth consecutive quarter of positive GDP growth,1.2% in the first quarter, primarily driven by rising exports. Emerging markets also posted strong numbers, often stronger than in developed countries, with China and India leading the way in the first quarter, at 11.9% and 8.6%, respectively.

Q.	How did the global bond markets perform over the reporting period?
A.	In the US, spread sectors (non-Treasury fixed income securities) generated solid overall results. Investors’ appetite for risk was robust during the majority of the reporting period, driven by improving economic conditions, better-than-expected corporate profits and investors seeking to generate incremental yields given the low interest rate environment.

Gains in the spread sectors were slightly tempered by a flight to quality that occurred late in the period, triggered by concerns about Greece and fears that its sovereign debt crisis would spread to other European countries. A dramatically weaker euro put additional pressure on the

(3)	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

Strategic Global Income Fund, Inc.

market. During this time, investors flocked to the safety of US Treasuries and pared their exposure to the spread sectors.

Despite increased volatility, the emerging markets debt asset class overall generated positive returns. Investor demand for the asset class was generally strong, as growth rates in emerging markets countries exceeded those in more developed countries. However, significant spread widening in May dampened net gains for the period.

Q.	How did you position the portfolio from a duration standpoint?
A.	We kept the Fund’s duration—which measures its sensitivity to changes in interest rates—slightly lower than its benchmark throughout the reporting period. This strategy was primarily supported by signs of a strengthening global economy and expectations for central bank interest rate hikes. The Fund’s duration positioning detracted somewhat from performance, as global yields declined slightly toward the end of the period, but these results were partially offset by positive returns from longer-dated Brazilian bonds.

Q.	Which currency strategies did you use during the period?
A.	The Fund’s currency exposure was positive for performance over the first five months of the reporting period, with positions in the Brazilian real, the Mexican peso, the Russian ruble and the South African rand generating solid results. However, these gains were largely erased late in the reporting period when the flight to quality led to sharp gains for the US dollar, and the Fund’s positions in local market debt (debt denominated in the “local” currency of the issuer) generated poor results. In fact, beginning in April, almost all local currencies depreciated against the US dollar. Given this situation, our underweight position in the euro was one of the main contributors to the Fund’s performance from a currency perspective, especially in May.

Q.	Which holdings or strategies generated strong results over the period?
A.	Overall, our exposure to spread product, both in the US and abroad, was beneficial for the Fund’s relative performance. In particular, the Fund’s position in US mortgage-backed securities (MBS)—which were supported by the US Federal Reserve Board’s mortgage purchase program and signs of stability in the US housing market—contributed to performance. Commercial mortgage-backed securities (CMBS) rallied sharply from their credit crisis lows as economic conditions improved and demand for these securities was, overall, robust.

Strategic Global Income Fund, Inc.

Other meaningful contributors to performance were the Fund’s positions in collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs). CDOs and CLOs are debt securities backed by a pool of loans, such as auto loans, credit card debt or corporate debt. Substantially lower default rates and improvement in recovery rates supported these securities.

Also contributing to performance was the Fund’s emerging markets debt exposure. In particular, USD denominated positions in Venezuela and Argentina were rewarded. Venezuela was a poor performer toward the end of 2009, when political rhetoric increased around nationalizing certain corporations. The country’s debt positions then generated strong results, specifically during the first quarter of 2010, as the global economy appeared to emerge from the recession and increased demand caused oil prices to rise. In Argentina, the country’s efforts to restructure its debt were viewed as a positive by investors and helped its sovereign debt post positive results. As was the case with the Fund’s local currency exposures, our emerging markets debt gains were pared during the flight to quality that occurred toward the end of the reporting period.

Q.	Were there any particular strategies that did not work well for the Fund?
A.	In addition to the factors noted above, another detractor from the Fund’s results was a small sovereign debt position in Greece. We initiated this position in January 2010, as its sovereign debt spreads widened due to concerns of Greece’s economic and financial weakness. This detracted from results as it was later reported that Greece’s fiscal deficit was much wider than had previously been reported. The situation worsened when Greece was unable to roll over its maturing debt in May, without financial help from the European Union and from the International Monetary Fund. Since then, spreads have stabilized at lower levels. We continue to hold the position, as the current spread levels imply a very high probability of default, which we think is less likely to materialize.

On the upside, the Fund did not have any exposure to other peripheral European counties, such as Portugal, Ireland, Italy and Spain, all of which came under pressure given concerns about their fragile fiscal situation.

Q.	What is your outlook on the global economy and fixed income markets?
A.	Concerns regarding a global economic slowdown and an uneven recovery has led to increased volatility in the financial markets. We believe that European banks will become more cautious in light of

Strategic Global Income Fund, Inc.

recent events, but it remains to be seen what impact this stance will have on global markets.

Having said that, if the global economic recovery continues, we believe the second half of 2010, into 2011, may be challenging for the global bond markets and interest rates alike. Conversely, the recent decline in bond yields in the core markets may not be sustainable if the stress in the financial markets has limited impact on economic activity. All else aside, however, massive government deficit funding requirements remain in place, leaving us questioning whether the bond market will absorb the potential increase in supply due to more refinancing activity.

We continue to have a positive long-term outlook for the spread sectors. Volatility may continue in the near-term, given the situation in Greece and financial issues within the Eurozone. However, we believe that the fundamentals in the developed credit and emerging debt markets will remain supportive for spread tightening (that is, relative price appreciation)as the year progresses. We also feel that demand for these securities will increase given investors’ search for relatively higher yields.

Although it is difficult to predict how the CMBS sector of the market will perform, we believe that the securities backing commercial real estate remain attractively priced and offer meaningful relative value, versus competing spread product. In terms of the CDO and CLO markets, we believe liquidity should further improve, especially if default and recovery rates remain positive.

We also remain positive on the opportunities in local currency markets. We feel that the recent weakness in this area was largely the result of widespread investor risk aversion, not the deterioration of economic fundamentals in those countries. As the uncertainties in Europe subside, we feel that investors will again focus on the relatively strong economic backdrop in these countries, which may benefit their currency positions.

Strategic Global Income Fund, Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Strategic Global Income Fund, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Head of Emerging Markets Debt
Strategic Global Income Fund, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2010. The views and opinions in the letter were current as of July 15, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/10

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(0.17)%	23.30%	7.45%	9.50%

Lipper Global Income Funds median	3.62	20.17	6.84	9.71

Market price returns

Strategic Global Income Fund, Inc.	0.93%	23.42%	3.69%	10.76%

Lipper Global Income Funds median	0.99	25.77	7.58	13.14

Index returns

Strategic Global Benchmark(1)	(3.98)%	6.41%	5.87%	8.04%

Citigroup World Government
Bond Index(2)	(7.60)	1.40	4.60	6.59

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

(1)	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

(2)	The Citigroup World Government Bond Index is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics(1)	05/31/10	11/30/09	05/31/09

Net asset value	$11.46	$11.94	$10.07

Market price	$10.29	$10.63	$9.05

12-month dividends/distributions	$0.8584	$0.7781	$0.8103

Dividend/distribution at period-end	$0.0688	$0.0692	$0.0641

Net assets (mm)	$209.3	$218.0	$183.8

Weighted average maturity (yrs.)	6.8	7.8	7.7

Modified duration (yrs.)(2)	5.1	5.9	5.2

Currency exposure(3)	05/31/10	11/30/09	05/31/09

US dollar denominated	44.6%	39.1%	53.9%

Foreign denominated	55.4	60.9	46.1

Total	100.0%	100.0%	100.0%

Top 10 countries/
supranationals
(other than short-term
investments)(4)	05/31/10		11/30/09		05/31/09

United States	30.6%	United States	37.7%	United States	43.0%

Cayman Islands	13.2	Cayman Islands	10.3	Germany	9.6

Germany	7.0	Germany	8.9	France	4.6

Malaysia	3.4	Indonesia	3.5	Malaysia	4.2

United Kingdom	3.3	Italy	3.5	Cayman Islands	4.0

Netherlands	3.2	Netherlands	3.4	Argentina	3.9

Italy	2.7	Malaysia	3.2	Italy	3.6

Argentina	2.5	Spain	2.4	Spain	2.6

Venezuela	2.2	France	2.3	Supranational	2.2

Sri Lanka	2.2	Venezuela	2.2	Turkey	2.1

Total	70.3%		77.4%		79.8%

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality(5)	05/31/10	11/30/09	05/31/09

AAA	23.7%	25.3%	47.2%

AA	11.2	10.3	6.6

A	17.2	20.4	11.3

BBB	13.3	10.5	5.8

BB	7.5	7.6	2.2

B	4.4	4.6	4.1

CCC	1.9	1.9	1.1

D	0.1	0.1	0.6

Non-rated	12.3	16.6	10.3

Equity/preferred	—	—	0.0 (6)

Cash equivalents	8.5	1.8	5.9

Liabilities, in excess of other assets	(0.1)	0.9	4.9

Total	100.0%	100.0%	100.0%

(1)	Prices and other characteristics will vary over time.

(2)	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

(3)	Exposure represents a percentage of market value as of dates indicated.

(4)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

(5)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

(6)	Amount represents less than 0.05%.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of May 31, 2010 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.14%
Auto parts & equipment	0.11
Biotechnology	0.06
Building materials	0.20
Capital markets	0.56
Chemicals	0.11
Commercial banks	4.16
Commercial services & supplies	0.64
Computers & peripherals	0.04
Diversified financial services	4.16
Diversified telecommunication services	1.34
Electric utilities	3.15
Food products	0.01
Health care providers & services	0.13
Health services	0.13
Hotels, restaurants & leisure	0.55
Household durables	0.45
Industrial conglomerates	0.16
Insurance	0.53
Internet software & services	0.31
Leisure equipment & products	0.10
Media	1.03
Metals & mining	0.09
Multi-utilities	0.31
Oil, gas & consumable fuels	0.74
Real estate investment trust (REIT)	0.14
Real estate management & development	3.43
Road & rail	0.05
Semiconductors & semiconductor equipment	0.02
Software	0.04
Specialty retail	0.03
Textiles, apparel & luxury goods	0.01
Tobacco	0.33
Wireless telecommunication services	0.84

Total corporate bonds	24.10
Asset-backed securities	3.72
Collateralized debt obligations	15.08
Commercial mortgage-backed securities	4.59
Mortgage & agency debt securities	2.96
Municipal bond	0.15
US government obligations	9.68

Strategic Global Income Fund, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of May 31, 2010 (unaudited)

Bonds (concluded)
Non US-government obligations	26.51%
Supranational bonds	1.63
Structured note	2.18

Total bonds	90.60
Short-term investment	8.54
Options purchased	0.98

Total investments	100.12
Liabilities, in excess of cash and other assets	(0.12)

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—90.60%

Corporate bonds—24.10%

Australia—0.09%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19		$150,000	$189,577

Cayman Islands—0.27%
Hutchison Whampoa International Ltd.,
6.250%, due 01/24/14(1)		300,000	329,945

Lumena Resources Corp.,
12.000%, due 10/27/14(1)		275,000	245,846

Total Cayman Islands corporate bonds			575,791

France—1.33%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	2,670,494

France Telecom SA,
4.375%, due 07/08/14		$105,000	111,919

Total France corporate bonds			2,782,413

Germany—1.32%
Hypothekenbank in Essen AG,
3.750%, due 09/28/12	EUR	2,140,000	2,757,716

Indonesia—1.01%
Majapahit Holding BV,
7.750%, due 01/20/20(1)		$2,000,000	2,105,000

Ireland—0.28%
GE Capital European Funding,
4.875%, due 03/06/13	EUR	445,000	578,105

Liberia—0.35%
Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13		$750,000	736,875

Luxembourg—0.02%
Wind Acquisition Finance SA,
11.750%, due 07/15/17(1)		50,000	51,000

Malaysia—3.43%
Johor Corp.,
1.000%, due 07/31/12(2)	MYR	20,240,000	7,184,709

Mexico—0.17%
America Movil SAB de CV,
5.000%, due 03/30/20(1)		$350,000	348,552

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Netherlands—0.97%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	$596,312

Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,429,802

Total Netherlands corporate bonds			2,026,114

Qatar—0.14%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)		$265,000	297,463

United Arab Emirates—1.91%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36(1)		4,000,000	3,680,000

6.500%, due 10/27/36(3)		350,000	322,000

Total United Arab Emirates corporate bonds			4,002,000

United Kingdom—0.95%
British Telecommunications PLC,
9.625%, due 12/15/30		210,000	262,422

Lloyds TSB Bank PLC,
5.800%, due 01/13/20(1)		300,000	281,815

Royal Bank of Scotland Group PLC,
6.400%, due 10/21/19		395,000	391,321

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	632,602

4.150%, due 06/10/14		$400,000	414,744

Total United Kingdom corporate bonds			1,982,904

United States—11.86%
Altria Group, Inc.,
9.700%, due 11/10/18		390,000	472,868

Anadarko Petroleum Corp.,
6.450%, due 09/15/36		235,000	222,491

Apria Healthcare Group, Inc.,
11.250%, due 11/01/14(1)		250,000	263,125

AT&T, Inc.,
6.500%, due 09/01/37		250,000	266,222

Bank of America Corp.,
7.625%, due 06/01/19		220,000	249,788

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Boeing Co.,
4.875%, due 02/15/20	$200,000	$211,962

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	155,000	178,091

Capital One Bank USA N.A.,
8.800%, due 07/15/19	255,000	304,103

Caterpillar Financial Services Corp.,
6.125%, due 02/17/14	300,000	339,252

Chesapeake Energy Corp.,
9.500%, due 02/15/15	125,000	135,312

Citigroup, Inc.,
5.125%, due 02/14/11	2,000,000	2,033,966

Clearwire Communications LLC,
12.000%, due 12/01/15(1)	200,000	194,000

Comcast Corp.,
6.300%, due 11/15/17	500,000	556,320

Cricket Communications, Inc.,
10.000%, due 07/15/15	125,000	128,125

Crosstex Energy,
8.875%, due 02/15/18(1)	180,000	177,300

CSX Corp.,
6.220%, due 04/30/40(1)	100,000	105,616

DIRECTV Holdings LLC,
6.350%, due 03/15/40(1)	325,000	331,459

Dynegy Holdings, Inc.,
7.625%, due 10/15/26	750,000	487,500

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	200,000	220,715

Ferrellgas Partners-LP,
9.125%, due 10/01/17(1)	150,000	155,250

First Data Corp.,
10.550%, due 09/24/15(4)	105,275	81,325

FirstEnergy Solutions Corp.,
4.800%, due 02/15/15	200,000	206,384

Fortune Brands, Inc.,
5.375%, due 01/15/16	875,000	931,815

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Freedom Group, Inc.,
10.250%, due 08/01/15(1)	$250,000	$257,500

Freescale Semiconductor, Inc.,
10.125%, due 12/15/16	40,000	32,200

Frontier Communications Corp.,
9.000%, due 08/15/31	310,000	292,175

General Electric Capital Corp.,
5.875%, due 01/14/38	2,000,000	1,871,932

GMAC, Inc.,
6.875%, due 09/15/11	107,000	107,000

8.300%, due 02/12/15(1)	170,000	170,637

Goldman Sachs Group, Inc.,
5.375%, due 03/15/20	325,000	313,542

6.150%, due 04/01/18	250,000	255,387

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	225,000	238,500

GXS Worldwide, Inc.,
9.750%, due 06/15/15(1)	200,000	187,500

HCA, Inc.,
9.625%, due 11/15/16(4)	200,000	210,500

HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,086,756

Interface, Inc., Series B,
11.375%, due 11/01/13	15,000	16,763

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	329,875

JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	515,000	476,776

Liberty Mutual Group, Inc.,
10.750%, due 06/15/58(1),(5)	35,000	37,450

Life Technologies Corp.,
6.000%, due 03/01/20	120,000	127,064

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	23,125

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
MetLife, Inc.,
6.400%, due 12/15/36	$250,000	$216,250

10.750%, due 08/01/39	175,000	209,054

Morgan Stanley,
5.500%, due 01/26/20	375,000	355,084

6.625%, due 04/01/18	250,000	256,720

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	300,000	308,572

News America, Inc.,
6.200%, due 12/15/34	200,000	205,358

Nisource Finance Corp.,
10.750%, due 03/15/16	205,000	262,927

Northrop Grumman Systems Corp.,
7.875%, due 03/01/26	70,000	88,535

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	304,538

Owens Corning,
6.500%, due 12/01/16	400,000	420,196

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	30,000	30,825

ProLogis, REIT,
5.625%, due 11/15/15	300,000	296,395

Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	50,000	53,000

Qwest Corp.,
7.625%, due 06/15/15	370,000	386,650

Republic Services, Inc.,
6.200%, due 03/01/40(1)	325,000	336,417

Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	213,084

Sally Holdings LLC,
10.500%, due 11/15/16	50,000	53,000

Sempra Energy,
8.900%, due 11/15/13	300,000	357,137

9.800%, due 02/15/19	225,000	294,204

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Sinclair Television Group, Inc.,
9.250%, due 11/01/17(1)	$50,000	$49,500

SLM Corp.,
8.000%, due 03/25/20	200,000	177,900

SquareTwo Financial Corp.,
11.625%, due 04/01/17(1)	200,000	192,500

SunGard Data Systems, Inc.,
10.250%, due 08/15/15	75,000	75,844

SunTrust Bank,
7.250%, due 03/15/18	300,000	325,669

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	331,906

Terremark Worldwide, Inc.,
12.250%, due 06/15/17(1),(6)	400,000	454,000

Tesoro Corp.,
9.750%, due 06/01/19	40,000	40,900

Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	83,401

6.750%, due 07/01/18	350,000	394,166

Time Warner, Inc.,
6.875%, due 05/01/12	250,000	272,444

Toys R Us Property Co. LLC,
8.500%, due 12/01/17(1)	200,000	206,500

Valero Energy Corp.,
6.125%, due 02/01/20	195,000	197,308

Verizon Communications, Inc.,
6.900%, due 04/15/38	585,000	654,765

Verizon Wireless Capital LLC,
5.550%, due 02/01/14	500,000	552,723

Wachovia Capital Trust III,
5.800%, due 03/15/11(5),(7)	400,000	316,000

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(2),(5),(7),(8),(9)	1,000,000	36,250

WMG Acquisition Corp.,
9.500%, due 06/15/16	250,000	258,750

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Yonkers Racing Corp.,
11.375%, due 07/15/16(1)	$250,000	$267,500

Total United States corporate bonds		24,823,643

Total corporate bonds (cost—$47,492,655)		50,441,862

Asset-backed securities—3.72%

United Kingdom—2.32%
Chester Asset Receivables Dealings,
Series 2004-C1, Class C,
1.494%, due 09/15/13(3),(5)	2,610,000	3,096,456

Chester Asset Receivables Dealings No.12 PLC, Series C,
2.101%, due 01/18/11(5)	1,250,000	1,759,701

Total United Kingdom asset-backed securities		4,856,157

United States—1.40%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.543%, due 08/25/35(5)	128,926	121,513

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.543%, due 06/25/36(5)	898,622	857,169

Chase Issuance Trust,
Series 2005-C2, Class C2,
0.777%, due 01/15/15(5)	575,000	560,363

Countrywide Asset-Backed Certificates,
Series 2006-20, Class 2A1,
0.393%, due 04/25/47(5)	25,577	25,223

Series 2005-7, Class 3AV3,
0.753%, due 11/25/35(5)	36,098	35,978

Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15	450,000	467,870

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.513%, due 08/25/36(2),(5)	504,335	122,178

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.603%, due 07/25/35(5)	$178,844	$177,142

Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.403%, due 11/25/46(5)	10,908	10,710

Series 2006-E, Class A1,
0.433%, due 01/25/37(5)	26,326	25,286

Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.413%, due 01/25/37(5)	140,375	137,650

Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.543%, due 12/25/35(5)	55,710	53,665

Soundview Home Equity Loan Trust,
Series 2006-OPT3, Class 2A2,
0.453%, due 06/25/36(5)	17,231	16,712

Series 2005-OPT1, Class 2A4,
0.643%, due 06/25/35(5)	344,285	315,363

Total United States asset-backed securities		2,926,822

Total asset-backed securities (cost—$8,142,109)		7,782,979

Collateralized debt obligations—15.08%

Cayman Islands—12.88%
Apidos CDO,
Series 2007-CA, Class A2B,
0.750%, due 05/14/20(1),(2),(5),(8)	2,000,000	1,500,000

Atrium CDO Corp.,
Series 5A, Class A2B,
0.785%, due 07/20/20(1),(2),(5),(8)	2,000,000	1,530,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.815%, due 11/15/17(1),(2),(5),(8)	2,000,000	1,720,000

Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.858%, due 05/21/21(1),(2),(5),(8)	2,500,000	2,007,250

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Collateralized debt obligations—(continued)

Cayman Islands—(continued)
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1LB,
0.714%, due 05/10/21(1),(2),(5),(8)	$2,500,000	$2,024,500

Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.157%, due 12/15/15(1),(2),(5),(8)	1,000,000	920,000

Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.681%, due 10/27/20(1),(2),(5),(8)	2,000,000	1,480,000

Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
2.324%, due 10/28/19(1),(2),(5),(8)	1,400,000	892,500

Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
0.636%, due 04/24/21(1),(2),(5),(8)	2,000,000	1,767,000

ING Investment Management,
Series 2006-3A, Class A2B,
0.644%, due 12/13/20(1),(2),(5),(8)	2,000,000	1,600,000

Limerock CLO,
Series 2007-1A, Class A4,
0.666%, due 04/24/23(1),(2),(5),(8)	2,000,000	1,410,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.644%, due 04/16/21(1),(2),(5),(8)	2,500,000	1,900,000

Series 2006-2A, Class B,
0.694%, due 01/12/21(1),(2),(5),(8)	3,000,000	2,340,000

Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
0.894%, due 08/01/24(1),(2),(5),(8)	4,000,000	2,120,000

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.555%, due 10/20/18(1),(2),(5),(8)	1,714,205	1,508,501

Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
0.627%, due 06/15/21(1),(2),(5),(8)	2,000,000	1,645,000

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Cayman Islands—(concluded)
Wind River CLO Ltd.,
Series 2004-1A, Class B1,
1.366%, due 12/19/16(1),(2),(5),(8)	$1,000,000	$600,000

Total Cayman Islands collateralized debt obligations		26,964,751

Netherlands—2.20%
Cadogan Square CLO BV,
Series 1, Class C,
1.616%, due 02/01/22(2),(3),(5),(8)	2,000,000	1,374,408

Grosvenor Place CLO BV,
Series II-A, Class B,
1.346%, due 03/28/23(1),(2),(5),(8)	2,000,000	1,668,924

Prospero CLO I BV,
Series I-A, Class A2,
0.796%, due 03/20/17(1),(2),(5),(8)	2,000,000	1,557,400

Total Netherlands collateralized debt obligations		4,600,732

Total collateralized debt obligations (cost—$19,987,871)		31,565,483

Commercial mortgage-backed securities—4.59%

United States—4.59%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.699%, due 04/10/49(5)	2,950,000	2,336,010

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.700%, due 12/10/49(5)	4,950,000	4,215,355

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49(5)	3,050,000	2,015,440

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,300,000	1,036,582

Total commercial mortgage-backed securities (cost—$7,531,313)		9,603,387

Mortgage & agency debt securities—2.96%

United States—2.96%
Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37(2),(9)	1,196,274	251

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Banc of America Funding Corp.,
Series 2006-R2, Class A2,
6.024%, due 07/28/46(1),(2),(5),(8)		$352,442	$104,852

Series 2007-4, Class NB1,
6.049%, due 06/25/37(2),(5)		2,931,906	34,567

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
0.583%, due 08/25/35(5)		28,992	28,597

Series 2006-AR6, Class 1B2,
6.000%, due 08/25/36(5)		3,639,209	74,989

Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36		425,636	170

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.681%, due 05/25/36(5)		893,250	83,759

Series 2006-7, Class B1,
5.930%, due 08/25/36(5)		651,806	2,874

Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10(10)	EUR	1,400,000	1,742,109

Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.579%, due 06/19/35(5)		$219,391	126,476

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(5)		6,492,000	2,678,184

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36(2)		583,471	15,429

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.605%, due 09/25/36(5)		1,500,000	1,031,405

WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class LB1,
2.180%, due 07/25/37(5)		1,292,023	8,275

Series 2006-AR18, Class LB3,
5.303%, due 01/25/37(5)		148,498	446

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class LB1,
5.960%, due 09/25/36(2),(5)	$997,972	$60,653

Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37	760,621	8

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36	3,882,577	199,815

Series 2006-AR12, Class 2B1,
6.005%, due 09/25/36(5)	496,503	4,965

Total mortgage & agency debt securities (cost—$15,429,627)		6,197,824

Municipal bond—0.15%
State of California General Obligation Bonds
7.300%, due 10/01/39
(cost—$302,469)	300,000	311,493

US government obligations—9.68%
US Treasury Bonds,
PO,4.375%, due 02/15/38	14,000,000	4,130,182

4.375%, due 11/15/39	750,000	768,750

4.625%, due 02/15/40	1,480,000	1,580,362

8.000%, due 11/15/21	5,000,000	7,071,875

8.750%, due 08/15/20	3,825,000	5,584,500

US Treasury Inflation Indexed Bonds (TIPS),
2.500%, due 01/15/29	1,013,120	1,125,513

Total US government obligations (cost—$20,023,923)		20,261,182

Non US-government obligations—26.51%

Argentina—2.54%
Republic of Argentina,
0.389%, due 08/03/12(5)	15,520,000	5,067,280

7.000%, due 03/28/11	210,000	205,590

11.000%, due 12/04/05(9),(11),(12)	100,000	43,000

		5,315,870

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Austria—1.43%
Republic of Austria,
3.500%, due 09/15/21(1)	EUR	1,000,000	$1,267,560

3.800%, due 10/20/13(1)		1,300,000	1,731,358

			2,998,918

Belgium—0.72%
Kingdom of Belgium,
5.500%, due 03/28/28		1,000,000	1,499,209

Brazil—1.21%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45(13)	BRL	2,530,000	2,523,920

Finland—0.87%
Government of Finland,
4.375%, due 07/04/19	EUR	1,320,000	1,829,121

France—0.64%
Government of France,
3.750%, due 04/25/21		10,000	13,064

4.000%, due 04/25/55		1,015,000	1,333,830

			1,346,894

Germany—5.67%
Bundesrepublik Deutschland,
4.000%, due 01/04/37		2,900,000	3,938,773

6.250%, due 01/04/24		605,000	1,010,330

Bundesschatzanweisungen,
4.000%, due 09/10/10		3,345,000	4,146,152

Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	848,645

5.000%, due 07/04/11		1,500,000	1,925,060

			11,868,960

Greece—0.56%
Hellenic Republic,
2.900%, due 07/25/25(13)		1,953,096	1,164,888

Hungary—0.86%
Hungary Government Bond,
6.500%, due 06/24/19	HUF	425,000,000	1,803,880

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(concluded)

Italy—2.66%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	$3,689,214

6.500%, due 11/01/27		1,275,000	1,871,672

			5,560,886

Poland—1.69%
Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	3,537,185

Qatar—1.73%
State of Qatar,
6.400%, due 01/20/40(1)		$3,500,000	3,622,500

Spain—2.14%
Government of Spain,
3.900%, due 10/31/12	EUR	1,300,000	1,641,287

4.200%, due 01/31/37		1,541,000	1,638,131

6.150%, due 01/31/13		900,000	1,200,687

			4,480,105

Turkey—1.58%
Government of Turkey,
6.480%, due 06/23/10(14)	TRY	5,200,000	3,301,619

Venezuela—2.21%
Republic of Venezuela,
5.375%, due 08/07/10(3)		$870,000	856,950

7.750%, due 10/13/19(3)		3,000,000	1,785,000

8.250%, due 10/13/24(3)		3,500,000	1,977,500

			4,619,450

Total Non US-government obligations (cost—$60,096,995)			55,473,405

Supranational bonds—1.63%

Supranational—1.63%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,154,601

5.625%, due 10/15/10		1,000,000	1,249,933

Total supranational bonds (cost—$3,849,131)			3,404,534

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Face
Security description	amount	Value

Bonds—(concluded)

Structured note—2.18%

Sri Lanka—2.18%
Sri Lanka Government Bond,
9.024%, due 08/20/10(14) (cost—$4,519,497)	$4,610,000	$4,561,687

Total bonds (cost—$187,375,590)		189,603,836

	Shares

Short-term investment—8.54%

Investment company—8.54%
UBS Cash Management Prime Relationship Fund,
0.214%(15),(16) (cost—$17,882,910)	17,882,910	17,882,910

	Number of
	contracts

Options purchased—0.98%

Call options—0.27%
1 Year Euro-Dollar Mid Curve, strike @ USD 98.50,
expires December 2010*	620	310,000

2 Year US Treasury Notes, strike @ USD 109.00,
expires June 2010*	350	169,531

30 Year US Treasury Bonds, strike @ USD 126.00,
expires June 2010*	125	87,891

		567,422

Put options—0.63%
2 Year US Treasury Notes, strike @ USD 108.25,
expires June 2010*	250	11,719

2 Year US Treasury Notes, strike @ USD 108.75,
expires June 2010*	250	46,875

2 Year US Treasury Notes, strike @ USD 109.00,
expires June 2010*	350	120,312

3 Month Sterling Interest Rate Futures,
strike @ GBP 98.75, expires March 2011*	250	122,019

90 Day Euro-Dollar Futures, strike @ USD 99.50,
expires June 2010*	500	140,625

90 Day Euro-Dollar Futures, strike @ USD 99.50,
expires September 2010*	900	826,875

90 Day Euro-Dollar Futures, strike @ USD 96.00,
expires March 2011*	226	11,300

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

	Number of
Security description	contracts	Value

Options purchased—(concluded)

Put options—(concluded)
Fed Fund Futures, strike @ USD 99.44,
expires October 2010*	540	$22,502

		1,302,227

	Notional
	amount

Payer options purchased on interest rate swaps—0.08%
Expiring 04/27/11. If exercised the Fund pays
semi-annually 4.035% and receives quarterly
floating 6 month LIBOR terminating 04/27/18
European style. Counterparty: Deutsche Bank AG*	$10,000,000	167,035

Total options purchased (cost—$1,854,724)		2,036,684

Total investments—100.12% (cost—$207,113,224)		209,523,430

Liabilities, in excess of cash and other assets—(0.12%)		(241,780)

Net assets—100.00%		$209,281,650

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $207,113,224; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$21,155,724

Gross unrealized depreciation	(18,745,518)

Net unrealized appreciation of investments	$2,410,206

*	Non-income producing security.
(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the value of these securities amounted to $48,208,757 or 23.04% of net assets.
(2)	Security is illiquid. At May 31, 2010, the value of these securities amounted to $39,124,372 or 18.69% of net assets.
(3)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2010, the value of these securities amounted to $9,412,314 or 4.50% of net assets.
(4)	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(5)	Floating rate security—The interest rates shown are the current rates as of May 31, 2010.
(6)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2010. Maturity date disclosed is the ultimate maturity date.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	These securities, which represent 15.15% of net assets as of May 31, 2010, are considered restricted. (See restricted securities table below for more information.)

					05/31/10
			Acquisition		Market
			cost as a	05/31/10	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Restricted securities	dates	cost	of net assets	value	of net assets

Apidos CDO,
Series 2007-CA,
Class A2B,
0.750%, due 05/14/20	11/06/08	$1,020,000	0.49%	$1,500,000	0.72%

Atrium CDO Corp.,
Series 5A, Class A2B,
0.785%, due 07/20/20	11/17/08	1,040,200	0.50	1,530,000	0.73

Banc of America
Funding Corp., Series
2006-R2, Class A2,
6.024%, due 07/28/46	06/16/08	98,684	0.05	104,852	0.05

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.815%, due 11/15/17	11/12/08	1,130,000	0.54	1,720,000	0.82

Cadogan Square CLO BV,
Series 1, Class C,
1.616%, due 02/01/22	05/22/09	256,916	0.12	1,374,408	0.66

Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.858%, due 05/21/21	11/20/08	1,003,125	0.48	2,007,250	0.96

Commercial Industrial
Finance Corp.,
Series 2007-1A,
Class A1LB,
0.714%, due 05/10/21	09/30/09	1,731,250	0.83	2,024,500	0.97

Foxe Basin CLO Ltd.,
Series 2003-1A, Class A2,
1.157%, due 12/15/15	04/23/10	905,000	0.43	920,000	0.44

Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.681%, due 10/27/20	06/03/09	988,500	0.47	1,480,000	0.71

Gulf Stream Compass
CLO Ltd., Series 2007-1A,
Class C,
2.324%, due 10/28/19	04/02/09	129,500	0.06	892,500	0.42

Grosvenor Place CLO BV,
Series II-A, Class B,
1.346%, due 03/28/23	06/12/09	814,500	0.39	1,668,924	0.80

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

					05/31/10
			Acquisition		Market
			cost as a	05/31/10	value as a
Restricted securities	Acquisition	Acquisition	percentage	Market	percentage
(concluded)	dates	cost	of net assets	value	of net assets

Halcyon Loan Investors
CLO Ltd., Series 2007-2A,
Class A1J,
0.636%, due 04/24/21	11/06/08	$1,020,000	0.48%	$1,767,000	0.84%

ING Investment Management,
Series 2006-3A,
Class A2B,
0.644%, due 12/13/20	11/20/08	942,500	0.45	1,600,000	0.76

Limerock CLO,
Series 2007-1A, Class A4,
0.666%, due 04/24/23	11/06/08	900,000	0.43	1,410,000	0.67

Mountain View Funding
CLO, Series 2007-3A,
Class A2,
0.644%, due 04/16/21	10/30/08	1,362,500	0.65	1,900,000	0.91

Series 2006-2A, Class B,
0.694%, due 01/12/21	10/30/08	1,350,000	0.65	2,340,000	1.12

Prospero CLO I BV,
Series I-A, Class A2,
0.796%, due 03/20/17	10/29/09	1,520,000	0.73	1,557,400	0.74

Rockwall CDO Ltd.,
Series 2007-1A,
Class A1LB,
0.894%, due 08/1/24	10/21/08	1,240,000	0.59	2,120,000	1.01

Sargas CLO Ltd.,
Series 2006-1A,
Class A2,
0.555%, due 10/20/18	06/17/09	1,221,371	0.58	1,508,501	0.72

Trimaran CLO Ltd.,
Series 2007-1A,
Class A2L,
0.627%, due 06/15/21	11/12/08	880,000	0.42	1,645,000	0.79

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	1,003,095	0.48	36,250	0.02

Wind River CLO Ltd.,
Series 2004-1A,
Class B1,
1.366%, due 12/19/16	03/09/09	104,000	0.05	600,000	0.29

		$20,661,141	9.87%	$31,706,585	15.15%

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

(9)	Security is in default.
(10)	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(11)	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on potential future claim.
(12)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At May 31, 2010, the value of this security amounted to $43,000 or 0.02% of net assets.
(13)	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
(14)	Rate shown reflects annualized yield at May 31, 2010 on zero coupon bond.
(15)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
Security	Value	ended	ended	Value	ended
description	11/30/09	05/31/10	05/31/10	05/31/10	05/31/10

UBS Cash
Management Prime
Relationship Fund	$3,869,654	$73,595,641	$59,582,385	$17,882,910	$8,114

(16)	The rate shown reflects the yield at May 31, 2010.
ABS	Asset backed securities
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GE	General Electric
GMAC	General Motors Acceptance Corp.
PO	Principal only security—This security entitles the holder to receive principal payments only. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REIT	Real estate investment trust

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency type abbreviations:
BRL	Brazilian Real
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of May 31, 2010:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	14,085,000	USD	11,641,253	06/02/10	$(292,968)

Brazilian Real	11,659,150	USD	6,181,946	06/04/10	(241,808)

Brazilian Real	2,510,000	USD	1,386,740	06/04/10	3,824

Canadian Dollar	23,961,586	USD	23,470,916	06/02/10	702,400

Canadian Dollar	6,561,517	USD	6,115,000	06/02/10	(119,813)

Canadian Dollar	315,000	USD	291,557	09/02/10	(7,668)

Chilean Peso	1,111,000,000	USD	2,138,600	06/04/10	41,387

Euro	15,571,865	CHF	22,300,000	06/02/10	128,391

Euro	4,530,000	NOK	36,753,521	06/02/10	107,123

Euro	18,084,000	USD	24,579,876	06/02/10	2,388,095

Euro	27,375,000	USD	33,466,622	09/02/10	(160,128)

Great Britain Pound	8,120,000	USD	12,192,266	06/02/10	449,528

Great Britain Pound	2,895,000	USD	4,149,114	06/02/10	(37,490)

31

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Forward foreign currency contracts (continued)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Hungarian Forint	679,000,000	USD	3,379,791	06/04/10	$351,299

Japanese Yen	1,548,000,000	USD	17,317,373	06/02/10	289,544

Malaysian Ringgit	24,220,000	USD	7,102,223	06/04/10	(245,425)

Malaysian Ringgit	24,220,000	USD	7,266,727	09/07/10	(48,760)

Mexican Peso	29,115,000	USD	2,260,832	06/04/10	8,353

Norwegian Krone	35,730,000	EUR	4,441,856	06/02/10	(57,498)

Norwegian Krone	64,128,528	GBP	7,175,000	06/02/10	489,742

Norwegian Krone	67,564,992	USD	10,163,512	06/02/10	(252,656)

Polish Zloty	12,000,000	USD	4,023,066	06/04/10	416,233

Polish Zloty	12,000,000	USD	3,604,794	09/07/10	16,449

Russian Ruble	318,000,000	USD	10,365,059	06/04/10	(1,265)

South African Rand	81,300,000	USD	10,658,832	06/04/10	(33,406)

Swedish Krona	110,730,000	USD	13,791,772	06/02/10	(311,176)

Swiss Franc	22,300,000	USD	20,787,637	06/02/10	1,550,232

Turkish Lira	5,072,000	USD	3,264,769	06/04/10	32,118

United States Dollar	4,329,715	ARS	17,150,000	06/04/10	50,270

United States Dollar	12,767,441	AUD	14,085,000	06/02/10	(833,220)

United States Dollar	7,644,956	BRL	14,169,150	06/04/10	161,715

United States Dollar	6,041,010	BRL	11,659,150	09/08/10	239,835

United States Dollar	1,356,244	BRL	2,510,000	09/08/10	(4,093)

United States Dollar	288,397	CAD	311,555	06/02/10	7,646

United States Dollar	29,428,089	CAD	30,211,549	06/02/10	(720,802)

United States Dollar	2,115,385	CLP	1,111,000,000	06/04/10	(18,171)

United States Dollar	8,319,411	EUR	6,370,000	06/02/10	(502,466)

United States Dollar	33,420,927	EUR	27,374,009	06/02/10	171,088

United States Dollar	5,914,368	GBP	3,840,000	06/02/10	(361,152)

United States Dollar	4,151,256	GBP	2,895,000	09/02/10	36,249

United States Dollar	1,293,583	HUF	256,000,000	06/04/10	(151,765)

United States Dollar	8,449,608	JPY	768,300,000	06/02/10	1,608

United States Dollar	8,724,131	JPY	779,700,000	06/02/10	(147,517)

United States Dollar	17,358,152	JPY	1,548,000,000	09/02/10	(305,030)

United States Dollar	10,892,727	MXN	141,600,000	06/04/10	62,143

United States Dollar	2,260,779	MXN	29,415,000	09/07/10	(8,185)

United States Dollar	7,297,379	MYR	24,220,000	06/04/10	50,269

32

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Forward foreign currency contracts (concluded)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

United States Dollar	22,149,078	NOK	130,670,000	06/02/10	$(2,004,317)

United States Dollar	10,163,042	NOK	67,570,000	09/02/10	209,220

United States Dollar	3,624,283	PLN	12,000,000	06/04/10	(17,451)

United States Dollar	10,452,790	RUB	318,000,000	06/04/10	(86,466)

United States Dollar	10,282,943	RUB	318,000,000	09/07/10	(2,488)

United States Dollar	15,476,451	SEK	110,730,000	06/02/10	(1,373,503)

United States Dollar	13,810,522	SEK	110,730,000	09/02/10	303,576

United States Dollar	7,175,494	TRY	11,150,000	06/04/10	(69,017)

United States Dollar	10,403,071	ZAR	81,300,000	06/04/10	289,167

United States Dollar	6,114,261	ZAR	47,240,000	09/07/10	(958)

Net unrealized appreciation on forward foreign currency contracts					$140,842

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

33

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of May 31, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures,
196 contracts (USD)	June 2010	$23,852,414	$25,529,000	$1,676,586

US Ultra Bond Futures,
82 contracts (USD)	September 2010	10,519,978	10,562,625	42,647

10 Year US Treasury Notes,
6 contracts (USD)	June 2010	723,826	724,031	205

10 Year US Treasury Notes,
143 contracts (USD)	September 2010	17,075,527	17,142,125	66,598

US Treasury futures sell contracts:
2 Year US Treasury Notes,
30 contracts (USD)	September 2010	(28,335,739)	(28,358,281)	(22,542)

5 Year US Treasury Notes,
541 contracts (USD)	September 2010	(62,926,448)	(63,119,484)	(193,036)

Interest rate futures buy contracts:
90 Day Euro-Dollar Futures,
500 contracts (USD)	December 2010	123,020,500	123,756,250	735,750

90 Day Euro-Dollar Futures,
876 contracts (USD)	March 2014	209,067,612	210,875,100	1,807,488

Interest rate futures sell contracts:
90 Day Euro-Dollar Futures,
876 contracts (USD)	March 2012	(213,234,113)	(214,641,900)	(1,407,787)

Japanese 10 Year Bond,
6 contracts (JPY)	June 2010	(9,165,598)	(9,269,607)	(104,009)

Net unrealized appreciation on futures contracts				$2,601,900

Currency type abbreviations:
JPY	Japanese Yen
USD	United States Dollar

34

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Swap agreements
Strategic Global Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of May 31, 2010:

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Citigroup
Global Markets
Ltd.	EUR	37,970,000	04/13/15	0.9520	%(1)	2.443	%(2)	$—	$829,989	$829,989

Citigroup
Global Markets
Ltd.	EUR	19,700,000	04/13/20	3.3300	(2)	0.9520	(1)	—	(873,873)	(873,873)

Citigroup
Global Markets
Ltd.	MYR	7,300,000	11/23/14	2.7100	(3)	3.7050	(2)	—	13,387	13,387

Citigroup
Global Markets
Ltd.	USD	42,400,000	11/24/18	0.3413	(4)	0.4841	(5)	—	187,075	187,075

Citigroup
Global Markets
Ltd.	USD	13,768,000	02/15/36	4.6680	(2)	—	(6)	—	(1,533,670)	(1,533,670)

Deutsche
Bank AG	AUD	8,570,000	09/21/19	4.6383	(7)	5.9700	(2)	35,100	62,172	97,272

Deutsche
Bank AG	AUD	4,580,000	09/21/39	5.6200	(2)	4.6383	(7)	(64,326)	(50,518)	(114,844)

Deutsche
Bank AG	EUR	12,100,000	05/31/20	0.9880	(1)	2.9700	(2)	—	18,099	18,099

Deutsche
Bank AG	EUR	5,530,000	05/31/40	3.2250	(2)	0.9880	(1)	—	(12,211)	(12,211)

Deutsche
Bank AG	GBP	29,840,000	04/13/15	2.9375	(2)	0.8869	(8)	—	(898,858)	(898,858)

Deutsche
Bank AG	GBP	16,530,000	04/13/20	0.8869	(8)	3.8660	(2)	—	779,743	779,743

Deutsche
Bank AG	USD	25,250,000	04/30/17	3.1000	(2)	—	(6)	—	(128,978)	(128,978)

Deutsche
Bank AG	USD	8,958,000	02/15/36	4.5450	(2)	—	(6)	—	(925,212)	(925,212)

JPMorgan
Chase Bank	USD	42,300,000	11/24/18	0.3413	(4)	0.4841	(5)	—	170,188	170,188

Merrill Lynch
International	CAD	22,560,000	06/18/15	3.0200	(2)	—	(9)	—	(46,873)	(46,873)

35

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Interest rate swap agreements (concluded)

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Merrill Lynch
International	CAD	14,250,000	03/09/19	3.3960	%(2)	0.4579	%(10)	$(4,817)	$56,037	$51,220

Merrill Lynch
International	CAD	12,720,000	06/18/20	—	(9)	3.7880	(2)	—	97,993	97,993

Merrill Lynch
International	CAD	8,680,000	03/09/29	0.4579	(10)	4.1880	(2)	23,580	72,480	96,060

Merrill Lynch
International	USD	84,700,000	11/24/10	0.4841	(5)	0.3413	(4)	—	(8,483)	(8,483)

Merrill Lynch
International	USD	84,700,000	11/24/11	—	(6)	0.1600	(4)	—	952	952

Merrill Lynch
International	USD	38,660,000	11/30/14	—	(6)	2.4500	(2)	—	119,643	119,643

Merrill Lynch
International	USD	12,616,000	02/22/20	3.8900	(2)	0.4841	(5)	—	(740,036)	(740,036)

Merrill Lynch
International	USD	18,870,000	02/22/25	0.4841	(5)	4.3500	(2)	—	1,600,460	1,600,460

Merrill Lynch
International	USD	7,921,000	02/22/30	4.5115	(2)	0.4841	(5)	—	(795,226)	(795,226)

								$(10,463)	$(2,005,720)	$(2,016,183)

(1)	Rate based on 6 month EURIBOR.
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month KLIBOR.
(4)	Rate based on 1 month LIBOR (USD BBA).
(5)	Rate based on 3 month LIBOR (USD BBA).
(6)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2010.
(7)	Rate based on 6 month BBSW.
(8)	Rate based on 6 month LIBOR (GBP BBA).
(9)	Rate based on 3 month Canadian Bankers’ Acceptance Rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2010.
(10)	Rate based on 3 month Canadian Bankers’ Acceptance Rate.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate

36

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
MYR	Malaysian Ringgit
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding credit default swap agreements with the following terms as of May 31, 2010:

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty—Credit Suisse International:

				Payments		Upfront
		Payments		received		payments		Unrealized
Notional	Termination	made by		by the		(made)/		appreciation	Credit
amount	dates	the Fund		Fund		received	Value	(depreciation)	spread(2)

USD 1,550,000	03/20/11	—	%(3)	8.2500	%(4)	$6,385	$(7,063)	$(678)	1.863%

USD 2,150,000	03/20/11	—	(5)	8.2800	(4)	96,511	(91,477)	5,034	12.165

USD 4,000,000	05/20/12	—	(6)	7.3750	(4)	—	(62,135)	(62,135)	3.574

						$102,896	$(160,675)	$(57,779)

Counterparty—JPMorgan Chase Bank:
				Payments		Upfront
		Payments		received		payments
Notional	Termination	made by		by the		(made)/		Unrealized	Credit
amount	date	the Fund		Fund		received	Value	(depreciation)	spread(2)

USD 10,000,000	03/20/15	—	%(7)	2.0000	%(4)	$(125,825)	$88,358	$(37,467)	0.623%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

37

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(7)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding currency swap agreements with the following terms as of May 31, 2010:

										Upfront
										payments		Unrealized
	Pay	Pay	Receive	Receive	Termination	Pay		Receive		(made)/		appreciation/
Counterparty	currency	contracts	currency	contracts	dates	rate		rate		received	Value	(depreciation)

Citigroup
Global
Markets
Limited	AUD	16,600,001	USD	13,560,540	02/25/40	4.8533	%(1)	0.4969	%(2)	$—	$(1,134,112)	$(1,134,112)

Deutsche
Bank AG	EUR	15,642,052	USD	21,500,000	03/16/20	0.6490	(3)	0.2572	(2)	—	2,160,830	2,160,830

Deutsche
Bank AG	USD	21,500,000	EUR	15,642,052	03/16/40	0.2572	(2)	0.6490	(3)	—	(1,966,265)	(1,966,265)

Merrill Lynch
International	CAD	21,865,500	USD	21,500,000	03/16/40	0.4793	(4)	0.2572	(2)	—	761,261	761,261

Merrill Lynch
International	USD	13,560,540	AUD	16,600,001	02/25/20	0.4969	(2)	4.8533	(1)	—	810,277	810,277

Merrill Lynch
International	USD	21,500,000	CAD	21,865,500	03/16/20	0.2572	(2)	0.4793	(4)	—	(740,153)	(740,153)

										$—	$(108,162)	$(108,162)

(1)	Rate based on 3 month BBSW.
(2)	Rate based on 3 month LIBOR (USD BBA).
(3)	Rate based on 3 month EURIBOR.
(4)	Rate based on 3 month Canadian Bankers’ Acceptance.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

38

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of May 31, 2010:

	Expiration	Premiums
	dates	received	Value

Call options
2 Year Euro-Dollar Mid Curve, 620 contracts, strike @ USD 97.38	December 2010	$286,218	$480,500

30 Year US Treasury Bond, 125 contracts, strike @ USD 129.00	June 2010	124,727	35,156

Put options
2 Year US Treasury Notes, 500 contracts, strike @ USD 108.50	June 2010	77,010	46,875

90 Day Euro-Dollar Time Deposit, 500 contracts, strike @ USD 99.38	June 2010	60,750	56,250

90 Day Euro-Dollar Time Deposit, 997 contracts, strike @ USD 99.25	September 2010	151,281	548,350

90 Day Euro-Dollar Time Deposit, 200 contracts, strike @ USD 98.75	March 2011	166,800	150,000

Fed Fund Futures, 540 contracts, strike @ USD 99.69	October 2010	175,587	78,756

Receiver options written on interest rate swaps
Expiring 04/27/11. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 15,500,000	April 2018	311,550	160,934

Expiring 06/25/10. If exercised the Fund receives semi-annually 1.350% and pays quarterly floating 3 month LIBOR. European style. Counterparty: Merrill Lynch International, Notional Amount USD 80,000,000	June 2012	206,000	95,948

Expiring 06/25/10. If exercised the Fund pays semi-annually 1.350% and receives quarterly floating 3 month LIBOR. European style. Counterparty: Merrill Lynch International, Notional Amount USD 80,000,000	June 2012	206,000	188,479

Total options written		$1,765,923	$1,841,248

39

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Currency type abbreviation:
USD	United States Dollar
	Number of	Amount of
	contracts	premiums received

Options outstanding at November 30, 2009	5,679	$2,023,413

Options written	(17,729)	(7,042,746)

Options terminated in closing purchase transactions	15,532	6,061,706

Options expired prior to exercise	—	—

Options outstanding at May 31, 2010	3,482	$1,042,373

	Notional
	amount

Swaptions outstanding at November 30, 2009	—	$—

Swaptions written	175,500,000	723,550

Swaptions terminated in closing purchase transactions	—	—

Swaptions expired prior to exercise	—	—

Swaptions outstanding at May 31, 2010	175,500,000	$723,550

40

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments:

Measurements at 05/31/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$43,220,903	$7,220,959	$50,441,862

Asset-backed securities	—	7,782,979	—	7,782,979

Collateralized debt obligations	—	—	31,565,483	31,565,483

Commercial mortgage-backed securities	—	9,603,387	—	9,603,387

Mortgage & agency debt securities	—	6,197,824	—	6,197,824

Municipal bond	—	311,493	—	311,493

US government obligations	—	20,261,182	—	20,261,182

Non US-government obligations	—	55,430,405	43,000	55,473,405

Supranational bonds	—	3,404,534	—	3,404,534

Structured note	—	4,561,687	—	4,561,687

Short-term investment	—	17,882,910	—	17,882,910

Other financial instruments(1)	2,797,336	(2,045,357)	—	751,979

Total	$2,797,336	$166,611,947	$38,829,442	$208,238,725

(1)	Other financial instruments include open futures contracts, swap agreements, options, swaptions and forward foreign currency contracts.

41

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2010 (unaudited)

Level 3 rollforward disclosure

Measurements using unobservable inputs (Level 3)

			Non US-
	Corporate	Collateralized	government
	bonds	debt obligations	obligation	Total

Assets
Beginning balance	$6,981,339	$28,259,795	$—	$35,241,134

Total gains or losses (realized/unrealized) included in earnings(1)	235,239	2,400,688	—	2,635,927

Purchases, sales, issuances, and settlements (net)	4,381	905,000	—	909,381

Transfers in and/or out of Level 3	—	—	43,000	43,000

Ending balance	$7,220,959	$31,565,483	$43,000	$38,829,442

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 05/31/10.	$262,633	$2,377,674	$—	$2,640,307

(1)	Does not include unrealized gains of $2,267 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

42

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—May 31, 2010 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$189,230,314)	$191,640,520

Investments in securities of affiliated issuers, at value (cost—$17,882,910)	17,882,910

Total investments (cost—$207,113,224)	209,523,430

Foreign currency, at value (cost—$856,647)	849,792

Interest receivable	2,409,071

Receivable for investments sold	1,278,942

Cash collateral for futures contracts	2,063,722

Outstanding swap agreements, at value(1)	7,828,944

Unrealized appreciation on forward foreign currency contracts	8,557,504

Other assets	17,249

Total assets	232,528,654

Liabilities:
Outstanding swap agreements, at value(1)	10,015,143

Unrealized depreciation on forward foreign currency contracts	8,416,662

Payable for investments purchased	2,447,675

Options written, at value (premiums received—$1,765,923)	1,841,248

Payable to investment advisor and administrator	173,239

Due to custodian	127,043

Variation margin payable	111,754

Directors’ fees payable	3,634

Accrued expenses and other liabilities	110,606

Total liabilities	23,247,004

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	206,099,090

Accumulated distributions in excess of net investment income	(3,601,090)

Accumulated net realized gain from investment activities	4,078,725

Net unrealized appreciation	2,704,925

Net assets	$209,281,650

Net asset value per share	$11.46

(1)	Net upfront payments made by the Fund on outstanding swap agreements amounted to ($33,392).

See accompanying notes to financial statements

43

Strategic Global Income Fund, Inc.

Statement of operations

For the
six months ended
May 31, 2010
(unaudited)

Investment Income:
Interest income, net of foreign withholding taxes of $6,055 (includes $8,114 earned from affiliated entities)	$5,526,825

Expenses:
Investment advisory and administration fees	1,082,285

Custody and accounting fees	76,575

Professional fees	75,096

Reports and notices to shareholders	35,101

Directors’ fees	12,788

Listing fees	11,843

Transfer agency fees	8,834

Insurance expense	2,979

Other expenses	15,239

Total expenses	1,320,740

Less: Fee waivers by investment advisor and administrator	(54,124)

Net expenses	1,266,616

Net investment income	4,260,209

Realized and unrealized gains/(losses) from investment activities:
Net realized gains/(losses) from:
Investments	(635,701)

Futures	(5,364,807)

Options written	4,170,209

Swap agreements	3,353,494

Forward foreign currency contracts	2,048,833

Foreign currency transactions	(893,836)

Net change in unrealized appreciation/(depreciation) of:
Investments	(9,093,169)

Futures	4,017,609

Options written	118,643

Swap agreements	(1,639,379)

Forward foreign currency contracts	(533,240)

Translation of other assets and liabilities denominated in foreign currency	(204,494)

Net realized and unrealized loss from investment activities	(4,655,838)

Net decrease in net assets resulting from operations	$(395,629)

See accompanying notes to financial statements

44

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six
	months ended		For the
	May 31, 2010		year ended
	(unaudited)		November 30, 2009

From operations:
Net investment income	$4,260,209		$10,013,655

Net realized loss from investment activities	(635,701)		(1,960,749)

Net realized gain (loss) from futures	(5,364,807)		1,332,783

Net realized gain from options written	4,170,209		3,601,111

Net realized gain from swap agreements	3,353,494		5,378,418

Net realized gain from forward foreign currency contracts	2,048,833		2,392,959

Net realized loss from foreign currency transactions	(893,836)		(2,603,038)

Net change in unrealized appreciation (depreciation) of:
Investments	(9,093,169)		44,448,483

Futures	4,017,609		(1,071,706)

Options written	118,643		(262,666)

Swap agreements	(1,639,379)		(710,478)

Forward foreign currency contracts	(533,240)		847,888

Translation of other assets and liabilities denominated in foreign currency	(204,494)		341,075

Net increase/(decrease) in net assets resulting from operations	(395,629)		61,747,735

Dividends and distributions to shareholders from:
Net investment income	(7,597,498	)(1)	(14,207,194)

Net realized gains	(734,005)		—

Total dividends and distributions to shareholders	(8,331,503)		(14,207,194)

Net increase (decrease) in net assets	(8,727,132)		47,540,541

Net assets:
Beginning of period	218,008,782		170,468,241

End of period	$209,281,650		$218,008,782

Accumulated distributions in excess of net investment income	$(3,601,090	)(1)	$(263,801)

(1)	The actual sources of the Fund’s fiscal year 2010 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2010 fiscal year.

See accompanying notes to financial statements

45

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period presented below:

	For the six
	months ended
	May 31, 2010
	(unaudited)

Net asset value, beginning of period	$11.94

Net investment income	0.23	(1)

Net realized and unrealized gains (losses) from investment activities	(0.25)

Net increase (decrease) from investment operations	(0.02)

Dividends from net investment income	(0.42	)(2)

Distributions from net realized gains	(0.04)

Distribution from paid-in-capital	—

Total dividends and distributions	(0.46)

Net asset value, end of period	$11.46

Market price per share, end of period	$10.29

Total net asset value return(3)	(0.17)%

Total market price return(4)	0.93%

Ratios/supplemental data:
Net assets, end of period (000’s)	$209,282

Ratio of expenses to average net assets:
Before fees waived by advisor	1.22	%(5)

After fees waived by advisor	1.17	%(5)

Ratio of net investment income to average net assets	3.94	%(5)

Portfolio turnover rate	27%

(1)	Calculated using the average shares method.
(2)	The actual sources of the Fund’s fiscal year 2010 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2010 fiscal year.
(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(4)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(5)	Annualized

See accompanying notes to financial statements

46

For the years ended November 30,

2009	2008	2007	2006	2005

$9.34	$11.40	$11.85	$11.47	$13.12

0.55 (1)	0.68 (1)	0.45 (1)	0.51	0.54

2.83	(1.76)	0.03	0.80	(0.28)

3.38	(1.08)	0.48	1.31	0.26

(0.78)	(0.90)	(0.61)	(0.83)	(1.17)

—	(0.08)	(0.32)	(0.10)	(0.63)

—	—	—	—	(0.11)

(0.78)	(0.98)	(0.93)	(0.93)	(1.91)

$11.94	$9.34	$11.40	$11.85	$11.47

$10.63	$7.53	$10.38	$11.67	$10.56

37.82%	(10.52)%	4.22%	11.89%	1.85%

53.96%	(20.13)%	(3.45)%	19.70%	(17.37)%

$218,009	$170,468	$208,066	$216,398	$209,404

1.25%	1.21%	1.22%	1.23%	1.22%

1.23%	1.21%	1.22%	1.23%	1.22%

5.30%	6.14%	3.86%	4.43%	4.43%

128%	102%	103%	74%	113%

47

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) has established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority.

The preparation of financial statements in accordance with GAAP requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value determined by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, Interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended May 31, 2010. The Fund is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Fund is not aware of any additional credit-risk contingent features on other derivative contracts held by the Fund.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

At May 31, 2010, the Portfolio had the following derivatives:

Asset derivatives

	Interest	Foreign
	rate	exchange	Credit
	risk	risk	risk	Total

Forward contracts(1)	$—	$8,557,504	$—	$8,557,504

Futures contracts(2)	4,329,274	—	—	4,329,274

Swap agreements(1)	4,008,218	3,732,368	88,358	7,828,944

Total value	$8,337,492	$12,289,872	$88,358	$20,715,722

(1)	Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

	Interest	Foreign
	rate	exchange	Credit
	risk	risk	risk	Total

Forward contracts(1)	$—	$(8,416,662)	$—	$(8,416,662)

Futures contracts(2)	(1,727,374)	—	—	(1,727,374)

Swap agreements(1)	(6,013,938)	(3,840,530)	(160,675)	(10,015,143)

Written options(1)	(1,841,248)	—	—	(1,841,248)

Total value	$(9,582,560)	$(12,257,192)	$(160,675)	$(22,000,427)

(1)	Statement of assets and liabilities location: Swap agreements, at value, Unrealized depreciation on forward foreign currency contracts and options written at value.

(2)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

Activities in derivative instruments during the period ended May 31, 2010, were as follows:

	Interest	Foreign
	rate	exchange	Credit
	risk	risk	risk	Total

Net realized gain/(loss)(1)
Forward contracts	$—	$2,048,833	$—	$2,048,833

Futures contracts	(5,364,807)	—	—	(5,364,807)

Swap agreements	3,210,100	20,379	123,015	3,353,494

Written options	4,170,209	—	—	4,170,209

Total net realized gain	$2,015,502	$2,069,212	$123,015	$4,207,729

Net change in appreciation/(depreciation)(2)
Forward contracts	$—	$(533,240)	$—	$(533,240)

Futures contracts	4,017,609	—	—	4,017,609

Swap agreements	(1,540,622)	(108,162)	9,405	(1,639,379)

Written options	118,643	—	—	118,643

Total net change in appreciation/(depreciation)	$2,595,630	$(641,402)	$9,405	$1,963,633

(1)	Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, written options and forward foreign currency contracts.

(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, written options and forward foreign currency contracts.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the close of each business day; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance the Fund’s overall total return or to gain exposure to certain markets in the most economical way possible.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes, to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets, to manage the average duration of the Fund or in an attempt to enhance the Fund’s overall total return. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues –sell protection” in the “Notes to portfolio of investments.” These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlements of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there maybe unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Options writing—The Fund may write (sell) put and call options on foreign or US securities indices and interest rate swaps (commonly referred to as swaptions) in order to gain exposure to or protect against changes in the markets or in an attempt to enhance the Fund’s overall total return. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has voluntarily agreed to waive 0.05% of its fees, from August 1, 2009, through July 31, 2011, thereby reducing the fees to 0.95% for such period. At May 31, 2010, the Fund owed UBS Global AM $173,239 in investment advisory and administration fees. For the period ended May 31, 2010, UBS Global AM waived $54,124 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the period ended May 31, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $7,118,703. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the period ended May 31, 2010.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2010. For the six months ended May 31, 2010 and for the year ended November 30, 2009, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended May 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $54,442,677 and $69,504,959, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2009 was as follows:

Distributions paid from:	2009

Ordinary income	$14,207,194

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending November 30, 2010.

Strategic Global Income Fund, Inc.

Notes to financial statements—May 31, 2010 (unaudited)

As of and during the six months ended May 31, 2010, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2011. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of March 31, 2010, UBS Global AM had approximately $143 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $560 billion in assets under management as of March 31, 2010.

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on March 11, 2010. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	13,364,437.56	2,687,287.90

Alan S. Bernikow	13,363,805.54	2,687,919.92

Richard R. Burt	13,363,805.54	2,687,919.92

Meyer Feldberg	13,363,805.54	2,687,919.92

Bernard H. Garil	13,364,437.56	2,687,287.90

Heather R. Higgins	13,364,242.56	2,687,482.90

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Strategic Global Income Fund, Inc.

General information (unaudited)

Fund governance changes
On May 19, 2010, the Fund announced that its Board of Directors (the “Board”) had approved the classification of the directors into three classes. The classification was effective on May 19, 2010, and the initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members have been classified as follows:

Class I: Richard R. Burt, Meyer Feldberg
Class II: Bernard H. Garil, Heather R. Higgins
Class III: Richard Q. Armstrong, Alan S. Bernikow

The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Amended and Restated Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Effective July 15, 2010, the Board of Directors of the Fund voted to appoint Barry M. Mandinach to serve as a Class III director of the Fund. Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. and has been with those firms or their predecessors since 2001.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Strategic Global Income Fund, Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock

Strategic Global Income Fund, Inc.

General information (unaudited)

purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Asset Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005 and again effective August 2009. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net

Strategic Global Income Fund, Inc.

General information (unaudited)

asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

       (a)     Included as part of the report to shareholders filed under Item 1 of this form.

       (b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2010